UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 09, 2023

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-13468	91-1069248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1015 Third Avenue
Seattle, Washington		98104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 674-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2023, Expeditors International of Washington, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, provided written notice to the Nasdaq Stock Market LLC (“Nasdaq”) of its decision to voluntarily withdraw the principal listing of the Company’s common stock, par value $0.01 per share (the “Common Stock”), from Nasdaq and transfer the listing to the New York Stock Exchange (“NYSE”). The Company expects that listing and trading of the Common Stock on Nasdaq will end at market close on November 20, 2023, and that trading will commence on the NYSE at market open on November 21, 2023. The Common Stock has been authorized for listing on the NYSE, where it will continue to trade under the stock symbol “EXPD."

Item 7.01 Regulation FD Disclosure.

On November 9, 2023, the Company issued a press release announcing the anticipated transfer of the principal listing of the Common Stock to the NYSE. A copy of the press release is attached hereto as Exhibit 99.1.

As provide in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Number	Exhibit
99.1	Press Release, dated November 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

Date:	November 9, 2023	By:	/s/ JEFFREY F. DICKERMAN
Jeffrey S. Dickerman Senior Vice President, General Counsel & Secretary